Financial Income, net	12 Months Ended
Dec. 31, 2023
Financial Income, net.
Financial Income, net

13.  Financial Income, net

	Year Ended December 31,
	2021	2022	2023
	US$	US$	US$
Interest income and investment income, net (1)	8,119	20,731	45,052
Realized gain of bridge loan conversion to investment	1,218	—	—
Fair value change of short-term investments	(1,998)	(2,056)	54
Fair value change of long-term investments	(53)	(129)	(130)
Total financial income, net	7,286	18,546	44,976
(1)

Interest income and investment income, net included interest income and investment income of US$8,045, US$22,898 and US$49,744, as well as investment gain from forward exchange contracts of US$74, investment loss from forward exchange contracts of US$2,167 and US$4,692, for the years ended December 31, 2021, 2022 and 2023, respectively.